Exhibit 10.10
(English Translation)

Patent License Agreement

Name of Patent	A Type of Lead-free Soft Solder Mixed with Rare Earth and
its Preparation Method

Patent No.	ZL 200510046911.9

Party A	Liaoning Creative Bellows Co., Ltd.

Address	Maoshan Industrial Garden C Qu, Tieling City Economy Developing Zone,
Liaoning Province

Representative	Lu, Bei

Party B	Shenyang Industry University

Address	111 Shenliaoxi Road, Shenyang Economy and Technology Developing Zone

Representative	Sun, Guanggui

Contract Record
Number

Place of Signature	Shenyang

Date of Signature	July 15, 2008

Effective until	December 31, 2013

Administrated by State Intellectual Property Office of P.R.China

Witnesseth : (regarding the Clause)

—   Whereas Party B      Shenyang Industry University holds the patent for A Type of Lead-free Soft Solder Mixed with Rare Earth and its Preparation Method. This patent is a work made for hire, with its Patent No ZL 200510046911.9, Publication No. CN100352596C, application date on July 22, 2005. It also holds the relevant technical secret and technology.

—   Whereas Party A      Liaoning Creative Bellows Co., Ltd., a high technology manufacturer, owns factories, equipments, personnel and the other source, with knowledge of the licensor’s  patent and wishing to be licensed for this patent implementation.

—   Whereas, since Party B has agreed to grant this patent license to Party A who requested so, both parties now entered this agreement.
Clause One:            Words and Terms (Definition Clause)

Any words or terms appearing in this article are the ones that need to be defined in order to have this contract signed, such as:

Patent – the patent appearing in this contract refers to the invention patent (or any utility patent and design patent) accepted by the State Intellectual Property Office of the P.R.China that the licensor agrees to grant the license to the licensee, with the Patent No. ZL200510046911.9 and Patent Name A Type of Lead-free Soft Solder Mixed with Rare Earth and its preparation method.

Clause Two:            Licensing Form and Scope

      The form of this patent license is exclusive licensing, exclusively for Liaoning Creative Bellows Co., Ltd. The term for this exclusive license starts from July 15, 2008 to December 31, 2013.

The licensing scope of this patent covers the global manufacture, use and sale of the patented product.

Clause Three:         Technical Content of Patent

Party B shall provide Party A with the entire patent material with the Patent No. ZL200510046911.9 and Patent Name A Type of Lead-free Soft Solder Mixed with Rare Earth and its preparation method.

Clause Four:           Delivery of the Patent Materials

1.	Time of Delivery

10 days within the effectiveness of this contract, Party B shall deliver to Party A the materials mentioned in Clause Three.

2.	Manner and Place of Delivery

Party B shall delivery the entire materials in person to the Party A, at the address of Party A.

Clause Five:            Payment of Patent Royalty

The royalty is composed of the entry fee and sales commission.

1.	The entry fee shall be immediately payable at the time of delivery for sixteen thousand yuan.

The time and method of payment are specified as the following:

(1)           15 days after each party signs this licensing contract, Party A shall make a payment for ¥60,000 (Sixty Thousand Yuan Even)

(2)           Party A shall transmit sixty thousand yuan even by bank wiring to Party B’s designated bank account

The name, address and account number of Party B’s account opening bank are :

Bank

Address

Account No.

2.
The sales commission which rate is to be determined by the implementation of patent, starting from January of 2013, shall be payable every three month, but in no event shall be later than the end of each year and is up to ¥100,000.

Clause Six:               Standard and Manner of Inspection

1.	Under Party B’s guidance, Party A shall complete 5 kilogram contracted product, which shall meet each technical standard and parameter so provided by Party B.

2.
Inspection: Party A shall authorize Shanyang City Product Quality Administration and Inspection Office to conduct the inspection, or Party B shall arrange the inspection, participated by Party A with its active cooperation, at Party A’s expense.

3.	If the inspection fails due to Party B’s technical defect, Party B shall provide the resolution to cure the defect.

If the inspection fails for the second time while Party B is incapable of curing the defects,Party A shall be entitle to terminate the contract and Party B shall return any paid license fee.

4.
If the inspection fails due to Party A’s fault, Party B shall assist Party A for remedy. If the subsequent inspection fails also, while Party A is incapable of implementing the patent, Party B shall be entitle to terminate the contract and shall not return any paid license fee.

5.	Shall the inspection pass, both party shall jointly sign the inspection report.

Clause Seven:         Confidentiality regarding to technology secret

1.	Party A is obligated not to disclose the technology secret to any third party other than the contracted parties at any time within or beyond the terms of contract.

2.	Any of Party A’s personnel with close contact to this technology secret shall sign a non-disclosure agreement with Party A’s corporate representative, agreeing to obey the above rule.

3.	Party A shall not copy the technology secret without authorization. At any time when the contract is completed, terminated or changed, the licensee shall return the technology material to Party B.

Clause Eight:          Technical Service and Training could be entered in a sub-contract)

1.	After the contract takes effect, Party B shall teach Party A the contracted technology and answer Party A’s question so related.

2.	At the time when Party A is implementing the patent, Party B shall distribute quailed technical personnel to Party A’s site for technology guidance.

3.	Party A shall send its personnel to Party B for technical training and guiding.

4.	The quality of the technical service and training is determined by the degree of proficiency that the training personnel obtain.

5.	Any cost and expense incurred during the technical service and training, such as traveling, lodging and boarding, shall be reimbursed by Party A.

6.	After the technical service and training is completed, both parties shall jointly sign the inspection certificates.

Clause Nine:           Maintenance Fee

During the terms of the contract, Party A shall submit annual maintenance fee to maintain the validity of the Patent that falls on Party A’s exclusive licensing term.  In any event that the Patent is terminated due to Party A’s fault, Party A shall be liable to Party B for ¥100,000 for breach of contract.

Clause Ten:            Breach of Contract and Claim for Damage

To Party A:

1.
For Party A’s refusal to any payment of royalty, Party B shall be entitled to a release from the contract, the returning of the entire technology materials, claim for its actual damage and a liquidated damage for ¥20,000.

2.
For each delay exceeding one week for payment of royalty, Party A shall pay to Party B ¥2,000 for breach of contract. If delay exceeds 1 year, Party B shall be entitle to terminate the contract and liquidated damage for ¥30,000.

3.
For Party A’s violation of non-disclosure agreement which results in the leakage of licensor’s technology secret, Party B shall have right to demand for cease of Party A’s infringement and a liquidated damage for ¥30,000.

To Party B:

1.	For Party B’s refusal to provide any contracted technical materials, service and training, Party A shall be entitled to a release from the contract and return of any patent royalties from Party B.

2.
For any unreasonable delays to provide Party A with technical materials, service and training, Party B shall be charged for ¥2000 for any delay exceeding one week up to ¥20,000 in total. For any delay exceeding 1 year, Party A shall be entitle to terminate the contract and a liquidate damage for ¥20,000.

Clause Eleven:        Infringement

1.	During the terms of contract, if any third party alleges Party A has committed infringement, Party B shall be held liable for any legal consequence therefrom.

2.
In any event either party discovers a third party’s infringement of Party B’s patent, a prompt notice shall be sent to the other party. Party B shall interfere with the infringing party, submit a claim to patent administration authority or file a lawsuit with Party B’s assistance.

Clause Twelve:      Resolution of Dispute

Any dispute between the parties arising from the contract performance shall be resolved friendly bynegotiation in terms of the contract, and, if failed, shall resort to the People’s court.

Clause Thirteen:    Effectiveness, Change and Termination of Contract

1.	This contract takes effect on the date of both parties’ signature and stamp. This contract is valid for 2.5 years.

2.	Any nonperformance caused by the licensee shall terminate this contract, unless otherwise agreed by both parties.

Clause Fourteen:    Force Majeure

In any event that performance is impeded by Force Majeure (such fire, flood, earthquake, war and etc.), either party has duty to:

(1)        mitigate the damage by appropriate measure;

(2)        notify promptly the other party.

Clause Fifteen

This contract takes effect on the date of both parties’ signature and stamp; This contract is made in eight copies, either with the same legal effect; two held by Party A, four held by Party B and the rest reserved for patent licensing agreement in record.

Party A:                      Liaoning Creative Bellows Co., Ltd. (Stamp)
Corporate Representative / authorized agent   /s/ Dianfu Lu (Signature)
July 15, 2008
Stamp with a centered star: Liaoning Creative Bellows Co., Ltd.

Party B:                      Shenyang Industry University (Stamp)
Corporate Representative / authorized agent   /s/ Rongde Li (Signature)
July 15, 2008
Stamp with a centered star: Shenyang Industry University